UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      November 20, 2015

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1145 Hembree Road Roswell, Georgia 30076
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, on October 13, 2015, Christopher F. Brogdon informed the Board of Directors (the “Board”) of AdCare Health Systems, Inc. (the “Company”) of his decision to resign from the Board, effective as of Company’s 2015 Annual Meeting of Shareholders to be held on December 10, 2015. On November 20, 2015, Mr. Brogdon informed the Board of his decision to accelerate the effectiveness of his resignation from the Board to be effective as of November 20, 2015. To the knowledge of the Company, Mr. Brogdon’s resignation from the Board is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01	Regulation FD Disclosure

Attached as Exhibit 99.1 and furnished for purposes of Regulation FD is an updated Investor Presentation which may be used from time to time by the Company. In accordance with general instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 8.01	Other Matters

On November 20, 2015, Riverchase Village ADK, LLC (“Riverchase”) completed the previously announced sale to an unrelated third party of the Riverchase Village facility, an assisted living facility located in Hoover, Alabama, for a purchase price (as subsequently amended) of $6.9 million. Riverchase is a consolidating variable interest entity of the Company which is owned and controlled by Christopher F. Brogdon, a director of the Company until November 20, 2015 and a greater than 5% beneficial holder of the Company’s common stock.

As previously disclosed, Riverchase financed its acquisition of the Riverchase Village facility using the proceeds of revenue bonds issued by the Medical Clinic Board of the City of Hoover (the “Riverchase Bonds”), as to which the Company was a guarantor. In connection with the sale of the Riverchase Village facility, the Company expects: (i) the Riverchase Bonds will be repaid in full; and (ii) the Company will be released from its guaranty of Riverchase’s obligations thereunder.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Investor Presentation.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2015	ADCARE HEALTH SYSTEMS, INC.

/s/ Allan J. Rimland
Allan J. Rimland
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Investor Presentation

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